Exhibit 99.2

Capital One Financial Corporation

Financial Supplement

Second Quarter 2012 (1)(2)

(1)

The information contained in this Financial Supplement is preliminary and based on data available at the time of the earnings presentation, and investors should refer to our June 30, 2012 Quarterly Report on Form 10-Q once it is filed with the Securities and Exchange Commission.

(2)

References to ING Direct refer to the business and assets acquired and liabilities assumed in the February 17, 2012 acquisition. References to HSBC refer to the May 1, 2012 transaction in which we acquired substantially all of HSBC's credit card and private-label credit card business in the United States ("HSBC U.S. card").

(3)

We use the term "acquired loans" to refer to a limited portion of the credit card loans acquired in the HSBC transaction and the substantial majority of loans acquired in the ING Direct and Chevy Chase Bank ("CCB") acquisitions, which were recorded at fair value at acquisition and subsequently accounted for based on estimated cash flows expected to be collected over the life of the loans ( formerly "SOP 03-3"). Because SOP 03-3 takes into consideration estimated credit losses expected to be realized over the life of the loans, including these loans in our credit quality metrics may have a material impact. We therefore present our credit quality metrics with and without acquired loans accounted for under SOP 03-3.

CAPITAL ONE FINANCIAL CORPORATION (COF)

Table 1: Financial & Statistical Summary—Consolidated (1)

(Dollars in millions, except per share data and as noted) (unaudited)	2012 Q2 (2)(3)	2012 Q1 (3)	2011 Q4	2011 Q3	2011 Q2
Earnings
Net interest income	$4,001	$3,414	$3,182	$3,283	$3,136
Non-interest income (4) (5)	1,054	1,521	868	871	857

Total net revenue (5) (6)	5,055	4,935	4,050	4,154	3,993
Provision for credit losses	1,677	573	861	622	343
Marketing expenses	334	321	420	312	329
Operating expenses (7)	2,808	2,183	2,198	1,985	1,926

Income from continuing operations before income taxes	236	1,858	571	1,235	1,395
Income tax provision	43	353	160	370	450

Income from continuing operations, net of tax	193	1,505	411	865	945
Loss from discontinued operations, net of tax (4)	(100)	(102)	(4)	(52)	(34)

Net income	93	1,403	407	813	911
Dividends and undistributed earnings allocated to participating securities	(1)	(7)	(26)	—	—

Net income available to common stockholders	$92	$1,396	$381	$813	$911

Common Share Statistics
Basic EPS:
Income from continuing operations, net of tax	$0.33	$2.94	$0.89	$1.89	$2.07
Loss from discontinued operations, net of tax	(0.17)	(0.20)	(0.01)	(0.11)	(0.07)

Net income per common share	$0.16	$2.74	$0.88	$1.78	$2.00

Diluted EPS:
Income from continuing operations, net of tax	$0.33	$2.92	$0.89	$1.88	$2.04
Loss from discontinued operations, net of tax	(0.17)	(0.20)	(0.01)	(0.11)	(0.07)

Net income per common share	$0.16	$2.72	$0.88	$1.77	$1.97

Weighted average common shares outstanding (in millions):
Basic EPS	577.7	508.7	456.2	456.0	455.6
Diluted EPS	582.8	513.1	458.5	460.4	462.2
Common shares outstanding (period end, in millions)	580.7	580.2	459.9	459.6	459.4
Dividends per common share	$0.05	$0.05	$0.05	$0.05	$0.05
Tangible book value per common share (period end) (8)	35.67	39.37	34.26	33.56	31.94
Balance Sheet (Period End)
Loans held for investment (9)	$202,749	$173,822	$135,892	$129,952	$128,965
Interest-earning assets	264,331	265,398	179,878	174,307	174,323
Total assets	296,572	294,481	206,019	200,148	199,753
Interest-bearing deposits	193,859	197,254	109,945	110,777	109,278
Total deposits	213,931	216,528	128,226	128,318	126,117
Borrowings	35,874	32,885	39,561	34,315	37,735
Stockholders’ equity	37,192	36,950	29,666	29,378	28,681
Balance Sheet (Quarterly Average Balances)
Average loans held for investment (9)	$192,632	$152,900	$131,581	$129,043	$127,916
Average interest-earning assets	265,019	220,246	176,271	177,531	174,113
Average total assets	295,306	246,384	200,106	201,611	199,229
Average interest-bearing deposits	195,597	151,625	109,914	110,750	109,251
Average total deposits	214,914	170,259	128,450	128,268	125,834
Average borrowings	35,418	35,994	34,812	37,366	39,451
Average stockholders’ equity	37,533	32,982	29,698	29,316	28,255
Performance Metrics
Net interest income growth (quarter over quarter)	17%	7%	(3)%	5%	—%
Non-interest income growth (quarter over quarter)	(31)	75	—	2	(9)
Total net revenue growth (quarter over quarter)	2	22	(3)	4	(2)
Total net revenue margin (10)	7.63	8.96	9.19	9.36	9.17
Net interest margin (11)	6.04	6.20	7.22	7.40	7.20
Return on average assets (12)	0.26	2.44	0.82	1.72	1.90
Return on average total stockholders' equity (13)	2.06	18.25	5.54	11.80	13.38
Return on average tangible common equity (14)	3.53	31.60	10.43	22.58	26.57
Non-interest expense as a % of average loans held for investment (15)	6.52	6.55	7.96	7.12	7.05
Efficiency ratio (16)	62.16	50.74	64.64	55.30	56.47
Effective income tax rate	18.2	19.0	28.0	30.0	32.3
Full-time equivalent employees (in thousands), period end	37.4	34.2	30.5	29.5	28.2
Credit Quality Metrics (17)
Allowance for loan and lease losses	$4,998	$4,060	$4,250	$4,280	$4,488
Allowance as a % of loans held for investment	2.47%	2.34%	3.13%	3.29%	3.48%
Allowance as a % of loans held for investment (excluding acquired loans)	3.08	3.08	3.22	3.40	3.62
Net charge-offs	$738	$780	$884	$812	$931
Net charge-off rate (18)	1.53%	2.04%	2.69%	2.52%	2.91%
Net charge-off rate (excluding acquired loans) (18)	1.96	2.40	2.79	2.62	3.03
30+ day performing delinquency rate	2.06	2.23	3.35	3.13	2.90
30+ day performing delinquency rate (excluding acquired loans)	2.59	2.96	3.47	3.25	3.02
30+ day delinquency rate (19)	**	2.69	3.95	3.81	3.57
30+ day delinquency rate (excluding acquired loans) (19)	**	3.57	4.09	3.95	3.72
Capital Ratios (20)
Tier 1 common ratio (21)	9.9%	11.9%	9.7%	10.0%	9.4%
Tier 1 risk-based capital ratio (22)	11.6	13.9	12.0	12.4	11.8
Total risk-based capital ratio (23)	14.0	16.5	14.9	15.4	15.0
Tangible common equity (“TCE”) ratio (24)	7.4	8.2	8.2	8.3	7.9

CAPITAL ONE FINANCIAL CORPORATION (COF)

Table 2: Notes to Consolidated Financial & Statistical Summary (Table 1)

(1)	Certain prior period amounts have been reclassified to conform to the current period presentation.

(2)	Results for Q2 2012 include the impact of the May 1, 2012 closing of the HSBC transaction, which resulted in the addition of approximately $28.2 billion in credit card receivables at closing.

(3)

Results for Q1 2012 and thereafter include the impact of the February 17, 2012 acquisition of ING Direct, which resulted in the addition of loans with a gross outstanding principal and interest balance of $40.4 billion and deposits of $84.4 billion at acquisition.

(4)

We recorded a provision for repurchase losses of $180 million in Q2 2012, $169 million in Q1 2012, $59 million in Q4 2011, $72 million in Q3 2011 and $37 million in Q2 2011. The majority of the provision for repurchase losses is generally included net of tax in discontinued operations, with the remaining amount included pre-tax in non-interest income. The mortgage representation and warranty reserve decreased to $1.0 billion as of June 30, 2012, from $1.1 billion as of March 31. The decrease was due to the settlement of claims in Q2 2012 totaling $280 million, which more than offset the provision expense of $180 million recorded for the quarter.

(5)	Includes a bargain purchase gain of $594 million recognized in earnings in Q1 2012 attributable to the February 17, 2012 acquisition of ING Direct.

(6)

Total net revenue was reduced by $311 million in Q2 2012, $123 million in Q1 2012, $130 million in Q4 2011, $24 million in Q3 2011 and $112 million in Q2 2011, for the estimated uncollectible amount of billed finance charges and fees.

(7)

Includes merger-related expenses, including transaction costs, attributable to acquisitions of $133 million in Q2 2012, $86 million in Q1 2012, $27 million in Q4 2011 and $18 million in Q3 2011. Also includes core deposit intangible amortization expense of $51 million in Q2 2012, $46 million in Q1 2012, $40 million in Q4 2011, $42 million in Q3 2011 and $44 million in Q2 2011.

(8)

Tangible book value per common share is a non-GAAP measure calculated based on tangible common equity divided by common shares outstanding. See "Table 13: Reconciliation of Non-GAAP Measures and Calculation of Regulatory Capital Measures" for the calculation of tangible common equity.

(9)	See Table 12 for information on acquired loans accounted for based on cash flows expected to be collected.

(10)	Calculated based on annualized total net revenue for the period divided by average interest-earning assets for the period.

(11)	Calculated based on annualized net interest income for the period divided by average interest-earning assets for the period.

(12)	Calculated based on annualized income from continuing operations, net of tax, for the period divided by average total assets for the period.

(13)	Calculated based on annualized income from continuing operations, net of tax, for the period divided by average stockholders' equity for the period.

(14)	Calculated based on annualized income from continuing operations, net of tax, for the period divided by average tangible common equity for the period.

(15)	Calculated based on annualized non-interest expense for the period divided by average loans held for investment for the period.

(16)	Calculated based on non-interest expense, excluding goodwill impairment charges, for the period divided by total net revenue for the period.

(17)

Loans acquired as part of the HSBC domestic card, ING Direct and Chevy Chase Bank acquisitions classified as held for investment are included in the denominator used in calculating the credit quality metrics. We also present these metrics adjusted to exclude from the denominator acquired loans accounted for based on estimated expected cash flows to be collected (formerly SOP 03-3). See "Table 7: Loan Information and Performance Statistics (Excluding Acquired Loans)" for additional information.

(18)	Calculated based on annualized net charge-offs for the period divided by average loans held for investment for the period.

(19)	The 30+ day total delinquency rate as of the end of Q2 2012 will be provided in the June 30, 2012 Quarterly Report on Form 10-Q.

(20)	Regulatory capital ratios as of the end of Q2 2012 are preliminary and therefore subject to change.

(21)

Tier 1 common ratio is a regulatory capital measure calculated based on Tier 1 common capital divided by risk-weighted assets. See "Table 13: Reconciliation of Non-GAAP Measures and Calculation of Regulatory Capital Measures" for the calculation of this ratio.

(22)

Tier 1 risk-based capital ratio is a regulatory capital measure calculated based on Tier 1 capital divided by risk-weighted assets. See "Table 13: Reconciliation of Non-GAAP Measures and Calculation of Regulatory Capital Measures" for the calculation of this ratio.

(23)

Total risk-based capital ratio is a regulatory capital measure calculated based on total risk-based capital divided by risk-weighted assets. See "Table 13: Reconciliation of Non-GAAP Measures and Calculation of Regulatory Capital Measures" for the calculation of this ratio.

(24)

TCE ratio is a non-GAAP measure calculated based on tangible common equity divided by tangible assets. See "Table 13: Reconciliation of Non-GAAP Measures and Calculation of Regulatory Capital Measures" for the calculation of this ratio and non-GAAP reconciliation.

CAPITAL ONE FINANCIAL CORPORATION (COF)

Table 3: Consolidated Statements of Income

	Three Months Ended			Six Months Ended
	June 30, 2012	March 31, 2012	June 30, 2011	June 30,
(Dollars in millions, except per share data) (unaudited)				2012	2011
Interest income:
Loans held for investment, including past-due fees	$4,255	$3,655	$3,367	$7,910	$6,784
Investment securities	335	298	313	633	629
Other	26	26	19	52	38

Total interest income	4,616	3,979	3,699	8,595	7,451

Interest expense:
Deposits	373	311	307	684	629
Securitized debt obligations	69	80	113	149	253
Senior and subordinated notes	87	88	63	175	127
Other borrowings	86	86	80	172	166

Total interest expense	615	565	563	1,180	1,175

Net interest income	4,001	3,414	3,136	7,415	6,276
Provision for credit losses	1,677	573	343	2,250	877

Net interest income after provision for credit losses	2,324	2,841	2,793	5,165	5,399

Non-interest income:
Service charges and other customer-related fees	539	415	460	954	985
Interchange fees, net	408	328	331	736	651
Net other-than-temporary impairment losses recognized in earnings	(13)	(14)	(6)	(27)	(9)
Bargain purchase gain (1)	—	594	—	594	—
Other	120	198	72	318	172

Total non-interest income	1,054	1,521	857	2,575	1,799

Non-interest expense:
Salaries and associate benefits	971	864	715	1,835	1,456
Marketing	334	321	329	655	605
Communications and data processing	203	172	162	375	326
Supplies and equipment	178	147	124	325	259
Occupancy	145	123	118	268	237
Merger-related expenses	133	86	—	219	—
Other	1,178	791	807	1,969	1,534

Total non-interest expense	3,142	2,504	2,255	5,646	4,417

Income from continuing operations before income taxes	236	1,858	1,395	2,094	2,781
Income tax provision	43	353	450	396	804

Income from continuing operations, net of tax	193	1,505	945	1,698	1,977
Loss from discontinued operations, net of tax	(100)	(102)	(34)	(202)	(50)

Net income	93	1,403	911	1,496	1,927
Dividends and undistributed earnings allocated to participating securities	(1)	(7)	—	(8)	—

Net income available to common stockholders	$92	$1,396	$911	$1,488	$1,927

Basic earnings per common share:
Income from continuing operations	$0.33	$2.94	$2.07	$3.11	$4.35
Loss from discontinued operations	(0.17)	(0.20)	(0.07)	(0.37)	(0.11)

Net income per basic common share	$0.16	$2.74	$2.00	$2.74	$4.24

Diluted earnings per common share:
Income from continuing operations	$0.33	$2.92	$2.04	$3.09	$4.29
Loss from discontinued operations	(0.17)	(0.20)	(0.07)	(0.37)	(0.11)

Net income per basic common share	$0.16	$2.72	$1.97	$2.72	$4.18

Weighted average common shares outstanding (in millions):
Basic EPS	577.7	508.7	455.6	543.3	454.9
Diluted EPS	582.8	513.1	462.2	548.0	461.3
Dividends paid per common share	$0.05	$0.05	$0.05	$0.10	$0.10

(1)	Represents the excess of the fair value of the net assets acquired in the ING Direct acquisition as of the acquisition date of February 17, 2012 over the consideration transferred.

CAPITAL ONE FINANCIAL CORPORATION (COF)

Table 4: Consolidated Balance Sheets

(Dollars in millions)(unaudited)	June 30, 2012	December 31, 2011	June 30, 2011
Assets:
Cash and due from banks	$2,297	$2,097	$1,954
Interest-bearing deposits with banks	3,352	3,399	4,037
Federal funds sold and securites purchased under agreements to resell	330	342	652

Cash and cash equivalents	5,979	5,838	6,643
Restricted cash for securitization investors	370	791	1,328
Securities available for sale, at fair value	55,289	38,759	39,474
Loans held for investment:
Unsecuritized loans held for investment	158,680	88,242	81,585
Restricted loans for securitization investors	44,069	47,650	47,380

Total loans held for investment	202,749	135,892	128,965
Less: Allowance for loan and lease losses	(4,998)	(4,250)	(4,488)

Net loans held for investment	197,751	131,642	124,477
Loans held for sale, at lower-of-cost-or-fair-value	1,047	201	80
Accounts receivable from securitizations	96	94	106
Premises and equipment, net	3,556	2,748	2,754
Interest receivable	1,623	1,029	1,027
Goodwill	13,864	13,592	13,596
Other	16,997	11,325	10,268

Total assets	$296,572	$206,019	$199,753

Liabilities:
Interest payable	$462	$466	$469
Customer deposits:
Non-interest bearing deposits	20,072	18,281	16,839
Interest-bearing deposits	193,859	109,945	109,278

Total customer deposits	213,931	128,226	126,117
Securitized debt obligations	13,608	16,527	19,860
Other debt:
Federal funds purchased and securities loaned or sold under agreements to repurchase	1,101	1,464	2,575
Senior and subordinated notes	12,079	11,034	8,664
Other borrowings	9,086	10,536	6,636

Total other debt	22,266	23,034	17,875
Other liabilities	9,113	8,100	6,751

Total liabilities	259,380	176,353	171,072

Stockholders’ equity:
Common stock	6	5	5
Paid-in capital, net	25,217	19,274	19,188
Retained earnings and accumulated other comprehensive income	15,255	13,631	12,729
Less: Treasury stock, at cost	(3,286)	(3,244)	(3,241)

Total stockholders’ equity	37,192	29,666	28,681

Total liabilities and stockholders' equity	$296,572	$206,019	$199,753

CAPITAL ONE FINANCIAL CORPORATION (COF)

Table 5: Average Balances, Net Interest Income and Net Interest Margin

	2012 Q2			2012 Q1			2011 Q2
(Dollars in millions) (unaudited)	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Interest-earning assets:
Loans held for investment	$192,632	$4,255	8.84%	$152,900	$3,655	9.56%	$127,916	$3,367	10.53%
Investment securities	56,972	335	2.35	50,543	298	2.36	40,381	313	3.10
Cash equivalents and other	15,415	26	0.67	16,803	26	0.62	5,846	19	1.30

Total interest-earning assets	$265,019	$4,616	6.97%	$220,246	$3,979	7.23%	$174,143	$3,699	8.50%

Interest-bearing liabilities:
Interest-bearing deposits
NOW accounts	$35,783	$56	0.63%	$24,912	$34	0.55%	$13,186	$9	0.27%
Money market deposit accounts	108,401	190	0.70	76,362	131	0.69	45,527	99	0.87
Savings accounts	31,379	25	0.32	31,743	34	0.43	29,329	60	0.82
Other consumer time deposits	13,658	65	1.90	12,763	74	2.32	14,330	91	2.54
Public fund CD’s of $100,000 or more	75	1	5.33	84	—	—	110	1	3.64
CD’s of $100,000 or more	5,030	35	2.78	4,787	37	3.09	5,867	46	3.14
Foreign time deposits	1,271	1	0.31	974	1	0.41	902	1	0.44

Total interest-bearing deposits	195,597	373	0.76	151,625	311	0.82	109,251	307	1.12
Securitized debt obligations	14,948	69	1.85	16,185	80	1.98	22,191	113	2.04
Senior and subordinated notes	11,213	87	3.10	10,268	88	3.43	8,093	63	3.11
Other borrowings	9,257	86	3.72	9,541	86	3.61	9,167	80	3.49

Total interest-bearing liabilities	$231,015	$615	1.06%	$187,619	$565	1.20%	$148,702	$563	1.51%

Net interest income/spread		$4,001	5.90%		$3,414	6.03%		$3,136	6.99%

Impact of non-interest bearing funding			0.14			0.17			0.21

Net interest margin			6.04%			6.20%			7.20%

CAPITAL ONE FINANCIAL CORPORATION (COF)

Table 6: Loan Information and Performance Statistics (1)

(Dollars in millions)(unaudited)	2012 Q2 (2)(3)	2012 Q1 (3)	2011 Q4	2011 Q3	2011 Q2
Period-end Loans Held For Investment
Credit card:
Domestic credit card	$80,798	$53,173	$56,609	$53,820	$53,994
International credit card	8,116	8,303	8,466	8,210	8,711

Total credit card	88,914	61,476	65,075	62,030	62,705

Consumer banking:
Automobile	25,251	23,568	21,779	20,422	19,223
Home loan	48,224	49,550	10,433	10,916	11,323
Retail banking	4,140	4,182	4,103	4,014	4,046

Total consumer banking	77,615	77,300	36,315	35,352	34,592

Commercial banking: (4)
Commercial and multifamily real estate	16,254	15,702	15,736	14,660	14,304
Commercial and industrial	18,467	17,761	17,088	16,145	15,526

Total commercial lending	34,721	33,463	32,824	30,805	29,830
Small-ticket commercial real estate	1,335	1,443	1,503	1,571	1,641

Total commercial banking	36,056	34,906	34,327	32,376	31,471

Other loans	164	140	175	194	197

Total	$202,749	$173,822	$135,892	$129,952	$128,965

Average Loans Held For Investment
Credit card:
Domestic credit card	$71,468	$54,131	$54,403	$53,668	$53,868
International credit card	8,194	8,301	8,361	8,703	8,823

Total credit card	79,662	62,432	62,764	62,371	62,691

Consumer banking:
Automobile	24,487	22,582	21,101	19,757	18,753
Home loan	48,966	29,502	10,683	11,126	11,534
Retail banking	4,153	4,179	4,007	3,979	4,154

Total consumer banking	77,606	56,263	35,791	34,862	34,441

Commercial banking: (4)
Commercial and multifamily real estate	15,838	15,514	14,920	14,291	13,859
Commercial and industrial	18,001	17,038	16,376	15,726	14,993

Total commercial lending	33,839	32,552	31,296	30,017	28,852
Small-ticket commercial real estate	1,388	1,480	1,547	1,598	1,726

Total commercial banking	35,227	34,032	32,843	31,615	30,578

Other loans	137	173	183	195	206

Total	$192,632	$152,900	$131,581	$129,043	$127,916

Net Charge-off Rates
Credit card:
Domestic credit card	2.86%	3.92%	4.07%	3.92%	4.74%
International credit card	5.49	5.52	5.77	6.15	7.02

Total credit card	3.13	4.14	4.30	4.23	5.06

Consumer Banking:
Automobile	1.11	1.41	2.07	1.69	1.11
Home loan	0.09	0.20	0.90	0.53	0.60
Retail banking	1.27	1.39	1.44	1.67	1.73

Total consumer banking	0.48	0.77	1.65	1.32	1.01

Commercial banking: (4)
Commercial and multifamily real estate	0.18	0.09	0.75	0.11	0.38
Commercial and industrial	0.10	(0.08)	0.21	0.42	0.22

Total commercial lending	0.14	—	0.47	0.27	0.30
Small-ticket commercial real estate	1.46	4.24	3.73	2.19	3.77

Total commercial banking	0.19	0.19	0.62	0.37	0.50

Other loans	18.04	23.30	24.08	15.28	23.96

Total	1.53%	2.04%	2.69%	2.52%	2.91%

30+ Day Performing Delinquency Rates
Credit card:
Domestic credit card	2.79%	3.25%	3.66%	3.65%	3.33%
International credit card	4.84	5.14	5.18	5.35	5.30

Total credit card	2.97%	3.51%	3.86%	3.87%	3.60%

Consumer Banking:
Automobile	5.20%	4.87%	6.88%	6.34%	6.09%
Home loan	0.15	0.15	0.89	0.78	0.70
Retail banking	0.69	0.80	0.83	0.89	0.76

Total consumer banking	1.82%	1.63%	4.47%	4.01%	3.70%

Nonperforming Asset Rates (5)(6)
Consumer banking:
Automobile	0.41%	0.32%	0.58%	0.53%	0.49%
Home loan	0.94	0.94	4.58	4.74	4.40
Retail banking	2.21	2.25	2.50	2.37	2.45

Total consumer banking	0.83%	0.82%	1.94%	2.04%	2.00%

Commercial banking: (4)
Commercial and multifamily real estate	1.28%	1.55%	1.40%	2.12%	2.31%
Commercial and industrial	0.81	0.69	0.80	1.00	1.13

Total commercial lending	1.03%	1.09%	1.09%	1.53%	1.69%
Small-ticket commercial real estate	1.25	4.35	2.86	1.58	0.75

Total commercial banking	1.04%	1.23%	1.17%	1.54%	1.64%

CAPITAL ONE FINANCIAL CORPORATION (COF)

Table 7: Loan Information and Performance Statistics (Excluding Acquired Loans) (1)(7)

	2012	2012	2011	2011	2011
(Dollars in millions)(unaudited)	Q2 (2)(3)	Q1 (3)	Q4	Q3	Q2
Period-end Loans Held For Investment (Excluding Acquired Loans)
Credit card:
Domestic credit card	$80,269	$53,173	$56,609	$53,820	$53,994
International credit card	8,116	8,303	8,466	8,210	8,711

Total credit card	88,385	61,476	65,075	62,030	62,705

Consumer banking:
Automobile	25,221	23,530	21,732	20,366	19,152
Home loan	7,582	6,967	6,321	6,634	6,738
Retail banking	4,099	4,142	4,058	3,969	3,997

Total consumer banking	36,902	34,639	32,111	30,969	29,887

Commercial banking:(4)
Commercial and multifamily real estate	16,064	15,490	15,573	14,496	14,089
Commercial and industrial	18,226	17,503	16,770	15,820	15,265

Total commercial lending	34,290	32,993	32,343	30,316	29,354
Small-ticket commercial real estate	1,335	1,443	1,503	1,571	1,641

Total commercial banking	35,625	34,436	33,846	31,887	30,995
Other loans	164	140	175	194	197

Total	$161,076	$130,691	$131,207	$125,080	$123,784

Average Loans Held For Investment (Excluding Acquired Loans)
Credit card:
Domestic credit card	$71,080	$54,131	$54,403	$53,668	$53,868
International credit card	8,194	8,301	8,361	8,703	8,823

Total credit card	79,274	62,432	62,764	62,371	62,691

Consumer banking:
Automobile	24,454	22,540	21,049	19,692	18,679
Home loan	7,686	6,994	6,483	6,759	7,002
Retail banking	4,110	4,136	3,962	3,933	4,083

Total consumer banking	36,250	33,670	31,494	30,384	29,764

Commercial banking:(4)
Commercial and multifamily real estate	15,646	15,328	14,757	14,101	13,640
Commercial and industrial	17,755	16,750	16,055	15,396	14,777

Total commercial lending	33,401	32,078	30,812	29,497	28,417
Small-ticket commercial real estate	1,388	1,480	1,547	1,598	1,726

Total commercial banking	34,789	33,558	32,359	31,095	30,143
Other loans	137	173	183	195	206

Total	$150,450	$129,833	$126,800	$124,045	$122,804

Net Charge-off Rates (Excluding Acquired Loans)
Credit card:
Domestic credit card	2.87%	3.92%	4.07%	3.92%	4.74%
International credit card	5.49	5.52	5.77	6.15	7.02

Total credit card	3.14	4.14	4.30	4.23	5.06

Consumer Banking:
Automobile	1.11	1.41	2.07	1.69	1.12
Home loan	0.60	0.82	1.48	0.87	0.98
Retail banking	1.29	1.40	1.46	1.69	1.76

Total consumer banking	1.02	1.29	1.87	1.51	1.17

Commercial banking:(4)
Commercial and multifamily real estate	0.18	0.09	0.76	0.11	0.39
Commercial and industrial	0.10	(0.08)	0.22	0.43	0.23

Total commercial lending	0.14	0.01	0.48	0.28	0.30

Small-ticket commercial real estate	1.46	4.24	3.73	2.19	3.77
Total commercial banking	0.19	0.19	0.63	0.38	0.50
Other loans	18.04	23.30	24.08	15.28	23.96

Total	1.96%	2.40%	2.79%	2.62%	3.03%

30+ Day Performing Delinquency Rates (Excluding Acquired Loans)
Credit card:
Domestic credit card	2.81%	3.25%	3.66%	3.65%	3.33%
International credit card	4.84	5.14	5.18	5.35	5.30

Total credit card	2.99%	3.51%	3.86%	3.87%	3.60%

Consumer Banking:
Automobile	5.20%	4.88%	6.90%	6.36%	6.11%
Home loan	0.93	1.10	1.47	1.28	1.18
Retail banking	0.70	0.81	0.84	0.90	0.77

Total consumer banking	3.82%	3.63%	5.06%	4.57%	4.29%

Nonperforming Asset Rates (Excluding Acquired Loans)(5)(6)
Consumer banking:
Automobile	0.41%	0.32%	0.58%	0.53%	0.49%
Home loan	5.96	6.66	7.55	7.80	7.38
Retail banking	2.24	2.28	2.52	2.40	2.48

Total consumer banking	1.75%	1.83%	2.20%	2.33%	2.32%

Commercial banking:(4)
Commercial and multifamily real estate	1.29%	1.57%	1.42%	2.14%	2.35%
Commercial and industrial	0.82	0.70	0.81	1.02	1.14

Total commercial lending	1.04	1.11	1.10	1.56	1.72
Small-ticket commercial real estate	1.25	4.35	2.86	1.58	0.75

Total commercial banking	1.05%	1.25%	1.18%	1.56%	1.67%

CAPITAL ONE FINANCIAL CORPORATION (COF)

Table 8: Financial & Statistical Summary—Credit Card Business

(Dollars in millions) (unaudited)	2012 Q2 (2)	2012 Q1	2011 Q4	2011 Q3	2011 Q2
Credit Card
Earnings:
Net interest income	$2,350	$1,992	$1,949	$2,042	$1,890
Non-interest income	771	598	638	678	619

Total net revenue	3,121	2,590	2,587	2,720	2,509
Provision for credit losses	1,711	458	600	511	309
Non-interest expense	1,863	1,268	1,431	1,188	1,238

Income (loss) from continuing operations before taxes	(453)	864	556	1,021	962
Income tax provision (benefit)	(156)	298	203	358	344

Income (loss) from continuing operations, net of tax	$(297)	$566	$353	$663	$618

Selected performance metrics:
Period-end loans held for investment	$88,914	$61,476	$65,075	$62,030	$62,705
Average loans held for investment	79,662	62,432	62,764	62,371	62,691
Average yield on loans held for investment	13.42%	14.41%	14.12%	14.84%	13.83%
Total net revenue margin	15.67	16.59	16.49	17.44	16.01
Net charge-off rate	3.13	4.14	4.30	4.23	5.06
30+ day delinquency rate	2.97	3.51	3.86	3.87	3.60
Purchase volume (8)	$45,228	$34,498	$38,179	$34,918	$34,226
Domestic Card
Earnings:
Net interest income	$2,118	$1,713	$1,706	$1,753	$1,607
Non-interest income	708	497	613	588	584

Total net revenue	2,826	2,210	2,319	2,341	2,191
Provision for credit losses	1,600	361	519	381	187
Non-interest expense	1,634	1,052	1,183	972	1,008

Income from continuing operations before taxes	(408)	797	617	988	996
Income tax provision	(144)	282	222	351	354

Income from continuing operations, net of tax	$(264)	$515	$395	$637	$642

Selected performance metrics:
Period-end loans held for investment	$80,798	$53,173	$56,609	$53,820	$53,994
Average loans held for investment	71,468	54,131	54,403	53,668	53,868
Average yield on loans held for investment	13.33%	14.11%	14.05%	14.62%	13.52%
Total net revenue margin	15.82	16.33	17.05	17.45	16.27
Net charge-off rate (7)	2.86	3.92	4.07	3.92	4.74
30+ day delinquency rate (7)	2.79	3.25	3.66	3.65	3.33
Purchase volume (8)	$41,807	$31,417	$34,586	$31,686	$31,070
International Card
Earnings:
Net interest income	$232	$279	$243	$289	$283
Non-interest income	63	101	25	90	35

Total net revenue	295	380	268	379	318
Provision for credit losses	111	97	81	130	122
Non-interest expense	229	216	248	216	230

Income (loss) from continuing operations before taxes	(45)	67	(61)	33	(34)
Income tax provision (benefit)	(12)	16	(19)	7	(10)

Income (loss) from continuing operations, net of tax	$(33)	$51	$(42)	$26	$(24)

Selected performance metrics:
Period-end loans held for investment	$8,116	$8,303	$8,466	$8,210	$8,711
Average loans held for investment	8,194	8,301	8,361	8,703	8,823
Average yield on loans held for investment	14.18%	16.38%	14.57%	16.24%	15.77%
Total net revenue margin	14.40	18.31	12.82	17.42	14.42
Net charge-off rate	5.49	5.52	5.77	6.15	7.02
30+ day delinquency rate	4.84	5.14	5.18	5.35	5.30
Purchase volume (8)	$3,421	$3,081	$3,593	$3,232	$3,156

CAPITAL ONE FINANCIAL CORPORATION (COF)

Table 9: Financial & Statistical Summary—Consumer Banking Business

(Dollars in millions) (unaudited)	2012 Q2 (3)	2012 Q1 (3)	2011 Q4	2011 Q3	2011 Q2
Consumer Banking
Earnings:
Net interest income	$1,496	$1,288	$1,105	$1,097	$1,051
Non-interest income	185	176	152	188	194

Total net revenue	1,681	1,464	1,257	1,285	1,245
Provision for credit losses	44	174	180	136	41
Non-interest expense	959	943	893	853	758

Income from continuing operations before taxes	678	347	184	296	446
Income tax provision	240	123	67	106	159

Income from continuing operations, net of tax	$438	$224	$117	$190	$287

Selected performance metrics:
Period-end loans held for investment	$77,615	$77,300	$36,315	$35,352	$34,592
Average loans held for investment	77,606	56,263	35,791	34,862	34,441
Average yield on loans held for investment	6.17%	7.20%	9.46%	9.83%	9.51%
Auto loan originations	$4,306	$4,270	$3,586	$3,409	$2,910
Period-end deposits	173,966	176,007	88,540	88,589	87,282
Average deposits	174,416	129,915	88,390	88,266	86,926
Deposit interest expense rate	0.70%	0.73%	0.84%	0.95%	1.00%
Core deposit intangible amortization	$42	$37	$31	$32	$34
Net charge-off rate (7)	0.48%	0.77%	1.65%	1.32%	1.01%
30+ day performing delinquency rate (7)	1.82	1.63	4.47	4.01	3.70
30+ day delinquency rate (7)(9)	**	2.25	5.99	5.57	5.26
Nonperforming loan rate (5)(7)	0.79	0.77	1.79	1.88	1.83
Nonperforming asset rate (5)(7)	0.83	0.82	1.94	2.04	2.00
Period-end loans serviced for others	$16,108	$17,586	$17,998	$18,624	$19,226

CAPITAL ONE FINANCIAL CORPORATION (COF)

Table 10: Financial & Statistical Summary—Commercial Banking Business

	2012	2012	2011	2011	2011
(Dollars in millions) (unaudited)	Q2 (3)	Q1 (3)	Q4	Q3	Q2
Commercial Banking(4)(11)
Earnings:
Net interest income	$427	$431	$425	$407	$388
Non-interest income	82	85	87	63	62

Total net revenue	509	516	512	470	450
Provision for credit losses	(94)	(69)	76	(10)	(19)
Non-interest expense	251	261	254	237	222

Income from continuing operations before taxes	352	324	182	243	247
Income tax provision	124	114	65	86	88

Income from continuing operations, net of tax	$228	$210	$117	$157	$159

Selected performance metrics:
Period-end loans held for investment	$36,056	$34,906	$34,327	$32,376	$31,471
Average loans held for investment	35,227	34,032	32,843	31,615	30,578
Average yield on loans held for investment	4.27%	4.47%	4.70%	4.71%	4.75%
Period-end deposits	$27,784	$28,046	$26,683	$25,376	$24,409
Average deposits	27,943	27,569	26,185	25,321	24,371
Deposit interest expense rate	0.33%	0.37%	0.42%	0.47%	0.52%
Core deposit intangible amortization	$9	$9	$9	$10	$10
Net charge-off rate (5)	0.19%	0.19%	0.62%	0.37%	0.50%
Nonperforming loan rate (5)(7)	0.99	1.15	1.08	1.42	1.53
Nonperforming asset rate (5)(7)	1.04	1.23	1.17	1.54	1.64

Risk category: (10)
Noncriticized	$33,746	$32,339	$31,617	$29,636	$28,723
Criticized performing	1,524	1,695	1,857	1,790	1,769
Criticized nonperforming	356	402	372	459	481

Total risk-rated loans	35,626	34,436	33,846	31,885	30,973
Acquired commercial loans	430	470	481	491	498

Total commercial loans	$36,056	$34,906	$34,327	$32,376	$31,471

% of period-end held for investment commercial loans:
Noncriticized	93.6%	92.6%	92.1%	91.6%	91.2%
Criticized performing	4.2	4.9	5.4	5.5	5.7
Criticized nonperforming	1.0	1.2	1.1	1.4	1.5

Total risk-rated loans	98.8	98.7	98.6	98.5	98.4
Acquired commercial loans	1.2	1.3	1.4	1.5	1.6

Total commercial loans	100.0%	100.0%	100.0%	100.0%	100.0%

CAPITAL ONE FINANCIAL CORPORATION (COF)

Table 11: Financial & Statistical Summary—Other and Total

	2012	2012	2011	2011	2011
(Dollars in millions) (unaudited)	Q2 (2)(3)	Q1 (3)	Q4	Q3	Q2
Other (4)
Earnings:
Net interest expense	$(272)	$(297)	$(297)	$(263)	$(193)
Non-interest income (loss)	16	662	(9)	(58)	(18)

Total net revenue	(256)	365	(306)	(321)	(211)
Provision for credit losses	16	10	5	(15)	12
Non-interest expense	69	32	40	19	37

Income (loss) from continuing operations before taxes	(341)	323	(351)	(325)	(260)
Income tax benefit	(165)	(182)	(175)	(180)	(141)

Income (loss) from continuing operations, net of tax	$(176)	$505	$(176)	$(145)	$(119)

Selected performance metrics:
Period-end loans held for investment	$164	$140	$175	$194	$197
Average loans held for investment	137	173	183	195	206
Period-end deposits	12,181	12,475	13,003	14,353	14,426
Average deposits	12,555	12,775	13,875	14,681	14,537
Total
Earnings:
Net interest income	$4,001	$3,414	$3,182	$3,283	$3,136
Non-interest income	1,054	1,521	868	871	857

Total net revenue	5,055	4,935	4,050	4,154	3,993
Provision credit losses	1,677	573	861	622	343
Non-interest expense	3,142	2,504	2,618	2,297	2,255

Income from continuing operations before taxes	236	1,858	571	1,235	1,395
Income tax provision	43	353	160	370	450

Income from continuing operations, net of tax	$193	$1,505	$411	$865	$945

Selected performance metrics:
Period-end loans held for investment	$202,749	$173,822	$135,892	$129,952	$128,965
Average loans held for investment	192,632	152,900	131,581	129,043	127,916
Period-end deposits	213,931	216,528	128,226	128,318	126,117
Average deposits	214,914	170,259	128,450	128,268	125,834

CAPITAL ONE FINANCIAL CORPORATION (COF)

Table 12: Notes to Loan and Business Segment Disclosures (Tables 6 — 11)

(1)	Certain prior period amounts have been reclassified to conform to the current period presentation.

(2)	Results for Q2 2012 include the impact of the May 1, 2012 closing of the HSBC transaction, which resulted in the addition of approximately $28.2 billion in credit card receivables at closing.

(3)

Results for Q1 2012 and thereafter include the impact of the February 17, 2012 acquisition of ING Direct, which resulted in the addition of loans with a gross outstanding principal and interest balance of $40.4 billion and deposits of $84.4 billion at acquisition.

(4)

In Q1 2012, we re-aligned the products within our Commercial Banking segment to reflect the business operations by product rather than by customer type. As a result of this re-alignment, we now report three product categories: commercial and multifamily real estate, commercial and industrial loans and small-ticket commercial real estate. Middle market and specialty lending related products are included in commercial and industrial loans. All tax-related investments, some of which were previously included in the “Other” segment, are included in the commercial and multifamily real estate category of our Commercial Banking segment.

(5)

Nonperforming assets consist of nonperforming loans, real estate owned ("REO") and other foreclosed assets. The nonperforming asset ratios are calculated based on nonperforming assets for each category divided by the combined period-end total of loans held for investment, REO and other foreclosed assets for each respective category.

(6)

As permitted by regulatory guidance, our policy is generally to exempt delinquent credit card loans from being classified as nonperforming. We continue to accrue finance charges and fees on credit card loans until the loan is charged off, typically when the account becomes 180 days past due. Revenue is reduced each period by the amount of estimated uncollectible billed finance charges and fees.

(7)

Loans acquired as part of the HSBC domestic card, ING Direct and CCB acquisitions are included in the denominator used in calculating the credit quality metrics presented in Table 6. These metrics, adjusted to exclude from the denominator acquired loans accounted for based on estimated cash flows expected to be collected over the life of the loans (formerly SOP 03-3), are presented in Table 7. The table below presents amounts related to acquired loans accounted for under SOP 03-3.

	2012	2012	2011	2011	2011
(Dollars in millions) (unaudited)	Q2	Q1	Q4	Q3	Q2
Acquired loans accounted for under SOP 03-3:
Period-end unpaid principal balance	$43,333	$44,798	$5,751	$6,021	$6,356
Period-end carrying value	41,673	43,131	4,689	4,873	5,181
Average carrying value	42,182	23,067	4,781	4,998	5,112

(8)	Includes credit card purchase transactions net of returns. Excludes cash advance transactions.

(9)	The 30+ day total delinquency rate as of the end of Q2 2012 will be provided in the June 30, 2012 Quarterly Report on Form 10-Q.

(10)	Criticized exposures correspond to the "Special Mention," "Substandard" and "Doubtful" asset categories defined by bank regulatory authorities.

(11)

Because some of our tax-related commercial investments generate tax-exempt income or tax credits, we make certain reclassifications within our Commercial Banking business results to present revenues on a taxable-equivalent basis, calculated assuming an effective tax rate approximately equal to our statutory tax rate of 35%.

CAPITAL ONE FINANCIAL CORPORATION (COF)

Table 13: Reconciliation of Non-GAAP Measures and Calculation of Regulatory Capital Measures

In addition to disclosing required regulatory capital measures, we also report certain non-GAAP capital measures that management uses in assessing its capital adequacy. These non-GAAP measures include average tangible common equity, tangible common equity (“TCE”) and TCE ratio. The table below provides the details of the calculation of our regulatory capital and non-GAAP capital measures. While our non-GAAP capital measures are widely used by investors, analysts and bank regulatory agencies to assess the capital position of financial services companies, they may not be comparable to similarly titled measures reported by other companies.

	2012	2012	2011	2011	2011
(Dollars in millions)(unaudited)	Q2	Q1	Q4	Q3	Q2
Average Equity to Non-GAAP Average Tangible Common Equity
Average total stockholders’ equity	$37,533	$32,982	$29,698	$29,316	$28,255
Less: Average intangible assets (1)	(15,689)	(13,931)	(13,935)	(13,990)	(14,025)

Average tangible common equity	$21,844	$19,051	$15,763	$15,326	$14,230

Stockholders’ Equity to Non-GAAP Tangible Common Equity
Total stockholders’ equity	$37,192	$36,950	$29,666	$29,378	$28,681
Less: Intangible assets (1)	(16,477)	(14,110)	(13,908)	(13,953)	(14,006)

Tangible common equity	$20,715	$22,840	$15,758	$15,425	$14,675

Total Assets to Tangible Assets
Total assets	$296,572	$294,481	$206,019	$200,148	$199,753
Less: Assets from discontinued operations	(310)	(304)	(305)	(304)	(32)

Total assets from continuing operations	296,262	294,177	205,714	199,844	199,721
Less: Intangible assets (1)	(16,477)	(14,110)	(13,908)	(13,953)	(14,006)

Tangible assets	$279,785	$280,067	$191,806	$185,891	$185,715

Non-GAAP TCE Ratio
Tangible common equity	$20,715	$22,840	$15,758	$15,425	$14,675
Tangible assets	279,785	280,067	191,806	185,891	185,715
TCE ratio (2)	7.4%	8.2%	8.2%	8.3%	7.9%
Regulatory Capital Ratios (3)
Total stockholders’ equity	$37,192	$36,950	$29,666	$29,378	$28,681
Less: Net unrealized (gains) losses on AFS securities recorded in AOCI (4)	(422)	(327)	(289)	(401)	(482)
Net (gains) losses on cash flow hedges recorded in AOCI (4)	34	70	71	54	71
Disallowed goodwill and other intangible assets	(14,563)	(14,057)	(13,855)	(13,898)	(13,954)
Disallowed deferred tax assets	(758)	(902)	(534)	(227)	(647)
Other	(3)	(3)	(2)	(2)	(2)

Tier 1 common capital	21,480	21,731	15,057	14,904	13,667
Plus: Tier 1 restricted core capital items (5)	3,636	3,636	3,635	3,636	3,636

Tier 1 capital	25,116	25,367	18,692	18,540	17,303

Plus: Long-term debt qualifying as Tier 2 capital	2,318	2,438	2,438	2,438	2,727
Qualifying allowance for loan and lease losses	2,738	2,314	1,979	1,896	1,864
Other Tier 2 components	15	17	23	24	28

Tier 2 capital	5,071	4,769	4,440	4,358	4,619

Total risk-based capital (6)	$30,187	$30,136	$23,132	$22,898	$21,922

Risk-weighted assets (7)	$216,218	$182,704	$155,657	$149,028	$146,201

Tier 1 common ratio (8)	9.9%	11.9%	9.7%	10.0%	9.4%
Tier 1 risk-based capital ratio (9)	11.6	13.9	12.0	12.4	11.8
Total risk-based capital ratio (10)	14.0	16.5	14.9	15.4	15.0

(1)	Includes impact from related deferred taxes.
(2)	Calculated based on tangible common equity divided by tangible assets.
(3)	Regulatory capital ratios as of the end of Q2 2012 are preliminary and therefore subject to change.
(4)	Amounts presented are net of tax.
(5)	Consists primarily of trust preferred securities.
(6)	Total risk-based capital equals the sum of Tier 1 capital and Tier 2 capital.
(7)	Calculated based on prescribed regulatory guidelines.
(8)	Tier 1 common ratio is a regulatory measure calculated based on Tier 1 common capital divided by risk-weighted assets.
(9)	Tier 1 risk-based capital ratio is a regulatory capital measure calculated based on Tier 1 capital divided by risk-weighed assets.
(10)	Total risk-based capital ratio is a regulatory capital measure calculated based on total risk-based capital divided by risk-weighed assets.